SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                OCTOBER 30, 1998

                              Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                  Commission              IRS Employer
jurisdiction                    File Number             Identification
of incorporation                                        Number

Delaware                          1-3492                No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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                      INFORMATION TO BE INCLUDED IN REPORT

Item 5. Other Events

        The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

        On October 30, 1998 registrant issued a press release entitled Halliburton 1998 Fourth Quarter Dividend pertaining, among other things, to an announcement that registrant's board of directors has declared a 1998 fourth quarter cash dividend of 12.5 cents a share on registrant's common stock, payable December 22, 1998 to shareholders of record at the close of business on December 1, 1998.

Item 7. Financial Statements and Exhibits

        List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

        (c)     Exhibits.

Exhibit 20 - Press release dated October 30, 1998.







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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HALLIBURTON COMPANY




Date:   October 30, 1998             By:  /s/ Lester L. Coleman
                                        -----------------------------
                                              Lester L. Coleman
                                              Executive Vice President and
                                              General Counsel







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                                 EXHIBIT INDEX



Exhibit                                                     Sequentially
Number                  Description                         Numbered Page

20                      Press Release of                    5 of 5
                        October 30, 1998
                        Incorporated by Reference









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